Exhibit h.1

StoneCastle Financial Corp.

[•] Shares of Common Stock

FORM OF UNDERWRITING AGREEMENT

October [•], 2013

KEEFE, BRUYETTE & WOODS, INC.

As representative of the several Underwriters

named in Schedule I hereto

c/o Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

StoneCastle Financial Corp., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representative (the “Representative”) an aggregate of [•] shares (the “Firm Shares”) of the common stock, par value $0.001 per share, of the Company (the “Common Stock”). The Company also proposes to sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional [•] shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Representative deems advisable after this Agreement has been executed and delivered.

Each of the Company, StoneCastle Asset Management LLC, a Delaware limited liability company (the “Advisor”) and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Stone Castle Partners, LLC, a Delaware limited liability company (the “Parent”), agree as follows with the Representative and the several other Underwriters:

1. (a) The Company, the Advisor and the Parent, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date (as defined in Section 4 hereof), if any:

(i) the Company meets the requirements for use of Form N-2 under the Investment Company Act of 1940, as amended (the “Investment Company Act”); the Company has prepared and filed a registration statement on Form N-2 (File Nos. 333-189307 and 811-22853) under the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act in respect of the Shares and one or more pre-effective amendments thereto (together, the “Initial Registration Statement”) with the Commission, including a related preliminary prospectus for registration under the Securities Act and the Investment

Company Act of the offering and sale of the Shares; the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore or hereinafter delivered to you, have been or will be declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission and any request on the part of the Commission for additional information from the Company has been satisfied in all material respects; any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 497 of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 497 under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a) (iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 497 under the Securities Act, is hereinafter called the “Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”);

(ii) (1) at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission under each of them (collectively, the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) as of the date of the Prospectus or any amendments or supplements thereto and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 8(b) hereof. No order preventing or suspending the use of any Preliminary Prospectus or the Pricing Prospectus has been issued by the Commission;

(iii) each Preliminary Prospectus, the Pricing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act, the Investment Company Act, and the Rules and Regulations and each Preliminary Prospectus, the Pricing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(iv) for the purposes of this Agreement, the “Applicable Time” is 5:00 P.M. (Eastern time) on the date of this Agreement; each of the Pricing Prospectus as supplemented by the information set forth in Schedule II hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, and each electronic road show, together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to statements in or omissions from the Pricing Disclosure Package made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Pricing Disclosure Package, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 8(b) hereof;

(v) the Company has filed a notification on Form N-8A (the “Investment Company Act Notification”) of registration of the Company as an investment company under the Investment Company Act.

(vi) at the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act;

(vii) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Transaction Agreements (as defined in Section 1(a)(xi) hereof), and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the Company;

(viii) the Company has no subsidiaries;

(ix) the authorized, issued and outstanding capital stock of the Company as of the date hereof is as set forth in the column entitled “Actual” in the corresponding line items under the caption “Capitalization” in the Registration Statement, the Pricing Disclosure Package and the Prospectus; after giving effect to the purchase of the Firm Shares by the Underwriters on the Closing Date, the authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled “As Adjusted for Closing” in the corresponding line items under the caption “Capitalization” in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights;

(x) the Shares have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of such Shares is not subject to any preemptive or similar rights;

(xi) each of this Agreement, the Management Agreement by and between the Company and the Advisor, dated [•], 2013 (the “Management Agreement”), the Staffing Agreement by and among the Parent, the Advisor and StoneCastle Cash Management LLC dated [•], 2013 (the “Staffing Agreement”), the Transfer Agency and Services Agreement by and between the Company and Computershare Trust Company, N.A., dated [•], 2013 (the “Transfer Agent Agreement”), the Fund Administration and Accounting Agreement by and between the Company and Bank of New York Mellon, dated [•], 2013 (the “Administration Agreement”), the Trademark License Agreement by and between the Company and the Parent, dated [•], 2013 (the “License Agreement”), the Custody Agreement, by and between the Company and Bank of New York Mellon, dated [•], 2013 (the “Custody Agreement”) and the Purchase and Sale Agreement by and between the Company and the various counterparties thereto dated August 23, 2013 (the “TARP Purchase Agreement”) (collectively, the “Transaction Agreements”), has been duly authorized, executed and delivered by the Company;

(xii) the issue and sale of the Shares, the listing of the Shares for trading on the NASDAQ Global Select Market, the execution of this Agreement and the Transaction Agreements by the Company and the compliance by the Company with all of the provisions of this Agreement, the Transaction Agreements and the consummation of the transactions herein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for any breach, violation or default which would not have a material adverse effect on the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or the Transaction Agreements, except the registration under the Securities Act of the Shares, the registration under the Investment Company Act of the Company and such consents, approvals, authorizations, registrations or qualifications as may be required under federal or state securities or Blue Sky laws, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the NASDAQ Global Select Market in connection with the purchase and distribution of the Shares by the Underwriters;

(xiii) Rothstein Kass & Company, P.C., which has certified the financial statement of the Company, are independent public accountants as required by the Securities Act and the Rules and Regulations. The financial statement, together with related schedules and notes, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and present fairly the financial position, results of operations and changes in financial position of the Company on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus at the respective dates or for the respective periods to which they apply; such statement and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. Other than the financial statement included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no other financial statements or supporting schedules are required to be included therein;

(xiv) the Company has not sustained since the date of the latest audited financial statement included in the Registration Statement, the Pricing Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (1) there has not been any change in the capital stock or long-term debt of the Company, (2) there has not been any material adverse change, or any development reasonably likely to result in a prospective material adverse change (other than changes resulting from changes in the securities markets generally), in or affecting the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company which are material to the Company, and (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(xv) the Company is not (1) in violation of its certificate of incorporation or bylaws as in effect as of the date hereof, (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company is a party or by which any of them or any of its respective properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company;

(xvi) the Company has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as would not reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company; and any real property and buildings held under lease by the Company or used by the Company are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or, with respect to the enforceability of such leases, as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws, judicial decisions or principles of equity relating to or affecting the enforcement of creditors’ rights or contractual obligations generally or public policy limitations relating to principles of good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law);

(xvii) there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, individually or in the aggregate, would have or would reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company, or would prevent or impair the consummation of the transactions contemplated by this Agreement and the Transaction Agreements, or which are required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(xviii) the Company possesses all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local, foreign government authorities, industry bodies or self regulatory organizations necessary to conduct the businesses now operated by it and as proposed to be operated by it in the Registration Statement, the Pricing Disclosure Package and the prospectus; the Company is in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company; and the Company has not received any notice of proceedings relating to the revocation or material modification of any such Permits;

(xix) the Company owns or possesses, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) material to carrying on its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided that the Company’s right to use the name “StoneCastle” is limited as set forth in the Management Agreement and the License Agreement, and the Company has not received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Company and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or would reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company;

(xx) the Company has no employees. No material labor dispute with those persons who will provide services to the Company directly or indirectly pursuant to the Staffing Agreement exists, or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company;

(xxi) the Company maintains insurance in such amounts against such losses and risks as are prudent and customary in the business in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company;

(xxii) the Company has made and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxiii) since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal control over financial reporting that could adversely affect the ability of the Company to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company, and (b) since that date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxiv) the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective;

(xxv) all U.S. federal income tax returns of the Company required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company except for such taxes, if any, (i) as are being contested in good faith and as to which adequate reserves have been provided or (ii), where the non-payment thereof, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined;

(xxvi) there are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required;

(xxvii) the Company has not maintained, administered or contributed to any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for employees or former employees of the Company or its affiliates;

(xxviii) neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment;

(xxix) there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 applicable to the Company and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”);

(xxx) there are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

(xxxi) the Company has not distributed (within the meaning of the Securities Act) and, prior to the later to occur of the Closing Date and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Pricing Disclosure Package and the Prospectus; and, except for permitted activity under Regulation M with the consent of the Representative, the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares;

(xxxii) the statistical and market and industry-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required;

(xxxiii) the Company is a closed-end, non-diversified management investment company and has duly filed the Investment Company Act Notification with the Commission; the Investment Company Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply with the applicable requirements of the Investment Company Act except to the extent that any failure to so comply would not reasonably be expected to have a material adverse effect on the operations or financial condition of the Company; the Company has not filed with the Commission any notice of withdrawal of the Investment Company Act Notification; the Investment Company Act Notification remains in full force and effect, and, to the Company’s knowledge, no order of suspension or revocation of such election under the Investment Company Act has been issued or proceedings therefore initiated or threatened by the Commission; the operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act;

(xxxiv) except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no director of the Company is an “interested person” (as defined in the Investment Company Act) of the Company or an “affiliated person” (as defined in the Investment Company Act) of any Underwriter;

(xxxv) the Company has taken all required action under the Securities Act, the Investment Company Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement;

(xxxvi) all advertising, sales literature or other promotional material (including “prospectus wrappers,” “broker kits,” “road show slides” and “road show scripts”), whether in printed or electronic form, authorized by or prepared by the Company, the Advisor or the Parent for use in connection with the offering and sale of the Shares (collectively, “sales material”) complied and comply in all material respects with the applicable requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and, if required to be filed with FINRA under FINRA’s conduct rules, were provided to Dentons US LLP, counsel for the Underwriters, for filing; no sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xxxvii) the Company’s directors’ and officers’ errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the Investment Company Act will be in full force and effect prior to the Applicable Time; the Company is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Company under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause;

(xxxviii) the Company will be in compliance with the requirements of Subchapter M of the Code necessary to qualify as a regulated investment company under Subchapter M of the Code (a “RIC”); the Company intends to direct the investment of the net proceeds of the offering of the Shares and to continue to conduct its activities in such a manner as to comply with the requirements for qualification and taxation as a RIC; the Company intends to be treated as a RIC under Subchapter M of the Code for its taxable year ending December 31, 2013 and for each subsequent year of its operations;

(xxxix) the Company has duly authorized, executed and delivered any agreements pursuant to which it intends to make the investments described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Potential Investments and Initial Portfolio” (each a “Portfolio Company Agreement”) with corporations or other entities (each a “Portfolio Company”). To the Company’s knowledge, each Portfolio Company is current with all its material obligations under the applicable Portfolio Company Agreements, no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred under such agreements;

(xl) there are no franchises, mortgages, loan or credit agreements, bonds, notes, leases, agreements, contracts, indentures, leases or other instruments or documents that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which are not described or filed as required by the Securities Act, the 1940 Act or the Rules and Regulations;

(xli) the Company is in compliance with the provisions of the Investment Company Act except to the extent that any failure to so comply would not reasonably be expected to have a material adverse effect on the operations or financial condition of the Company; and

(xlii) any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

(b) The Advisor and the Parent, jointly and severally, represent and warrant to, and agree with each of the Underwriters, as of the date hereof and as of the Closing Date and each Option Closing Date (as defined herein), if any, that:

(i) except for permitted activity under Regulation M with the consent of the Representative, neither the Advisor, the Parent nor any of their affiliates has taken, nor will the Advisor, the Parent nor any of their affiliates take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares;

(ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Advisor and the Parent;

(iii) the Advisor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the Advisor;

(iv) each of this Agreement, the Management Agreement, the Administration Agreement and the other Transaction Agreements, to which they are a party, has been duly authorized, executed and delivered by each of the Advisor and the Parent and/or its affiliates;

(v) neither the Advisor nor the Parent is (1) in violation of its organization documents or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Advisor or the Company, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Advisor or the Parent, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Advisor or the Parent is a party or by which any of them or any of their respective properties may be bound which pertains to the business of the Advisor or the Company, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Advisor or the Company;

(vi) the Advisor has no employees. No material labor dispute with those persons who will provide services directly or indirectly to the Advisor pursuant to the Staffing Agreement exists, or, to the knowledge of the Advisor and the Parent, is imminent. Neither the Advisor nor the Parent is aware of any existing or imminent labor disturbance by the employees of any of their principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Advisor and the Company;

(vii) other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Advisor or any of its affiliates is a party or of which any property of the Advisor or any of its affiliates is the subject which, if determined adversely to the Advisor or any of its affiliates, individually or in the aggregate, would have or would reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Advisor or the Company or would prevent or impair the consummation of the transactions contemplated by this Agreement and the Transaction Agreements, to which they are a party, or which are required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and, to the best of the Advisor’s and Parent’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(viii) the description of each of the Advisor and the Parent and its business, and the statements attributable to the Advisor and the Parent, in the Registration Statement, the Pricing Disclosure Package and the Prospectus complied and comply in all material respects with the provisions of the Securities Act, the Investment Company Act and the Advisers Act, and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ix) the Advisor and the Parent and their affiliates who will provide services to the company possess all Permits issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now or proposed to be operated by them as described in the Registration Statement, the Prospectus and the Pricing Disclosure Package; such entities are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Advisor or the company; and neither the Advisor nor the Parent has received any notice of proceedings relating to the revocation or material modification of any such Permits;

(x) the Advisor and the Parent own or possess, or can acquire on reasonable terms, all Intellectual Property material to carrying on their businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and neither the Advisor nor the Parent has received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Advisor and the Parent and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or would reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Advisor or the Company;

(xi) the issue and sale of the Shares, the listing of the Shares for trading on the NASDAQ Global Select Market, the execution of this Agreement and the Transaction Agreements, to which they are a party, by the Advisor and the Parent and the compliance by the Advisor and the Parent with all of the provisions of this Agreement, the Management Agreement, the Administration Agreement and the other Transaction Agreements, to which they are a party, and the consummation of the transactions herein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Advisor or the Parent is a party or by which the Advisor or the Parent is bound or to which any of the property or assets of the Advisor or the Parent is subject, nor will such action (2) result in any violation of the provisions of the organization documents of the Advisor or the Parent or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Advisor or the Parent or any of its properties except in the case of clause (1), where such violation or default, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Advisor and the Parent of the transactions contemplated by this Agreement and the Transaction Agreements, to which they are a party, except the registration under the Securities Act of the Shares, the registration under the Investment Company Act of the Company, the registration under the Investment Company Act of the Company, the registration under the Advisers Act of the Advisor, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws, FINRA or the NASDAQ Global Select Market in connection with the purchase and distribution of the Shares by the Underwriters;

(xii) the Advisor and the Parent maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations and with the investment objective, policies and restrictions of the Company and the applicable requirements of the Investment Company Act, the Advisers Act and the Rules and Regulations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain material compliance with the books and records requirements under the Investment Company Act and the Rules and Regulations; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xiii) neither the Advisor nor Parent is, and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act;

(xiv) the Advisor and the Parent maintain insurance in such amounts against such losses and risks as are prudent and customary in the businesses in which they are engaged; neither the Advisor nor the Parent has been refused any insurance coverage sought or applied for; and the Advisor and the Parent has no reason to believe that either of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Advisor and the Parent;

(xv) the Advisor is registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under any of the Transaction Documents to which it is a party for the Company as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(xvi) each of the Advisor and the Parent has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Pricing Disclosure Package, the Prospectus, this Agreement, the Management Agreement, the Administration Agreement and any other Transaction Agreement, to the extent a party thereto, and each of the Advisor and the Parent owns, leases or has access to all properties and other assets that are necessary to the conduct of its business and to perform the services, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(xvii) except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Advisor does not have any material lending or other relationship with a bank or lending institution affiliated with any of the Underwriters;

(xviii) the Advisor does not have any subsidiaries; and

(xix) any certificate signed by any officer of the Advisor or the Parent delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Advisor and the Parent to the Underwriters as to the matters covered thereby.

2. Subject to the terms and conditions set forth herein, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[•] (the “Initial Purchase Price”), the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule I attached hereto, subject to adjustment in accordance with Section 9 hereof, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[•] (the “Option Purchase Price”), the same proportion of the total number of Option Shares then being purchased as the proportion of the total number of Firm Shares set forth opposite the name of such Underwriter in Schedule I attached hereto, subject to adjustment in accordance with Section 9 hereof.

The Company hereby grants to the Underwriters the right to purchase at their election up to [•] Option Shares at the Option Purchase Price for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares. The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representative to the Company, given within a period of 45 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representative but in no event earlier than the Closing Date or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. The several Underwriters shall offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. The Company will deliver the Firm Shares to the Representative through the facilities of the Depository Trust Company (“DTC”) to the Representative, in each case, for the accounts of the Underwriters, against payment of the Initial Purchase Price therefor in federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company at the office of Dentons US LLP, 1221 6th Avenue New York, NY 10020 (or such other place as mutually may be agreed upon) at 10:00 a.m. (Eastern time) on October [•], 2013, or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the “Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares. The certificates for the Firm Shares delivered will be in definitive form, in such denominations and registered in such names as the Representative requests and will be made available for checking and packaging at the above office of Dentons US LLP (or such other place as mutually may be agreed upon) at least 24 hours prior to the Closing Date.

Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date,” which may be the Closing Date, shall be determined by the Representative as provided above. The Company will deliver the Option Shares being purchased on each Option Closing Date to the Representative through the facilities of DTC for the accounts of the Underwriters, against payment of the Option Purchase Price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company at the above office of Dentons US LLP (or such other place as mutually may be agreed upon) at 10:00 a.m. (Eastern time) on the applicable Option Closing Date. The certificates for the Option Securities delivered will be in definitive form, in such denominations and registered in such names as the Representative requests and will be made available for checking and packaging at the above office of Dentons US LLP at least 24 hours prior to such Option Closing Date.

5. The Company covenants and agrees with each of the Underwriters as follows:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representative as soon as practicable (and within 24 hours in any case), and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representative with copies thereof, (ii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus or any amendment or supplement thereto, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 497 under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order by the Commission and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c) The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction, or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(d) The Company has furnished or will deliver to the Representative upon request, without charge, signed copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon request by the Representative, deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, prior to 5:00 P.M. on the second business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with the Securities Act, the Investment Company Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Shares under the Securities Act, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request. The Company will provide the Representative with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement, the Pricing Disclosure Package or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.

(g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representative as soon as practicable, but not later than 60 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(i) The Company will use its best efforts to effect and maintain the listing for quotation of the Common Stock (including the Shares) on the NASDAQ Global Select Market.

(j) During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representative, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than the Shares to be sold hereunder.

(k) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(l) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representative copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to the Representative, to the extent such materials are not furnished to or filed with the Commission, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its shareholders generally or to the Commission).

(m) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by the earlier of (i) 10:00 p.m. (Eastern time) on the date of this Agreement and (ii) the time that confirmations are given or sent, as specified by Rule 462(b), and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(n) The Company shall elect to be taxable as a RIC within the meaning of Section 851(a) of the Code commencing with its taxable year ending December 31, 2013 by timely filing its 2013 U.S. federal income tax return as a RIC on Internal Revenue Service Form 1120-RIC, and shall use its best efforts to maintain such qualification and election in effect for each taxable year thereafter during which it is registered as an investment company under the Investment Company Act and which occurs prior to the five year anniversary of this Agreement.

(o) So as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus, the Company, the Advisor and the Parent will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use their best reasonable efforts to cause the Company’s, the Advisor’s and the Parent’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(p) If so requested by the Representative, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representative an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Preliminary Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to such Preliminary Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representative, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus or the Prospectus to such investor or representative.

6. (a) The Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Investment Company Act Notification, the Registration Statement, each Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Common Stock (including the Shares) on the NASDAQ Global Select Market; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters up to $25,000 in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares; (ix) the unpaid portion of the legal expenses of counsel to the Representative associated with the offering of Common Stock pursuant to the Registration Statement which have accrued through the end of the prospectus delivery period applicable to the sale of the Shares; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

(b) The Company hereby grants the Representative a right of first refusal to act as the lead left book-runner or lead placement agent, or in any other similar capacity, in the event the Company retains or otherwise uses (or seeks to retain or use) the services of an investment bank or similar financial advisor to pursue, at any time during the 18 months after the date of this Agreement, a registered, underwritten public offering of equity securities (in addition to the offering contemplated by this Agreement), a private placement of equity securities, or other similar transaction. The foregoing right of first refusal shall not survive any termination of this Agreement by the Representative. Nothing contained herein, however, constitutes an obligation of Representative to serve as book-runner, placement agent, or in any other similar capacity. Any fees payable by the Representative pursuant to this Section 6(b) shall be in addition to the payments and reimbursements set forth in the other provisions of this Agreement.

7. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 497 under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective; the Registration Statement shall be effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) The respective representations and warranties of the Company, the Advisor and the Parent contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of the Company, the Advisor and the Parent shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (1) there shall not have been any change in the capital stock (other than the issuance of the Shares pursuant hereto) or long-term debt of the Company or (2) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company, the effect of which, in any such case described in clause (i) or (ii) (including changes resulting from changes in the securities markets generally), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(d) The Representative shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate from the Company’s chief executive officer and the Company’s chief financial officer, satisfactory to the Representative, to the effect that (i) there has been no such material adverse change to the Company, (ii) the representations and warranties of the Company in this Agreement are true and correct, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, under or pursuant to this Agreement and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are, pending or, to their knowledge, are contemplated by the Commission;

(e) At each of the execution of this Agreement, the Closing Date and any Option Closing Date, the Representative shall have received a certificate from the Company’s chief financial officer substantially in the form of Exhibit B hereto.

(f) The Representative shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Advisor, at least one of whom has specific knowledge about the Advisor’s financial matters, satisfactory to the Representative, to the effect that (i) the representations and warranties of the Advisor in this Agreement are true and correct and (ii) the Advisor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, under or pursuant to this Agreement;

(g) The Representative shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Parent, at least one of whom has specific knowledge about the Parent’s financial matters, satisfactory to the Representative, to the effect that (i) the representations and warranties of the Parent in this Agreement are true and correct and (ii) the Parent has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, under or pursuant to this Agreement;

(h) On the Closing Date or Option Closing Date, as the case may be, Nixon Peabody LLP, counsel for or the Company, the Advisor, and special counsel to the Parent, shall have furnished to the Representative their favorable written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, substantially in the form set forth in Exhibit A hereto and to such further effect as counsel for the Underwriters may reasonably request.

(i) On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, Rothstein Kass & Company, P.C. shall have furnished to the Representative a letter, dated the date of delivery thereof, in form and substance satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(j) On the Closing Date or Option Closing Date, as the case may be, the Representative shall have received from Rothstein Kass & Company, P.C. a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 7(i), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(k) On the Closing Date or Option Closing Date, as the case may be, Dentons US LLP, counsel for the Underwriters, shall have furnished to the Representative their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(l) The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Global Select Market, subject to official notice of issuance.

(m) FINRA shall have confirmed in writing that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(n) The Representative shall have received “lock-up” agreements, each substantially in the form of Exhibit C hereto, from all the shareholders, officers and directors of the Company and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(o) The Shares will be eligible for clearance through DTC.

(p) The Representative shall have received executed copies of each of the Transaction Agreements and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(q) On or prior to the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative shall reasonably request.

(r) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or NASDAQ Global Select Market; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Select Market; (iii) a general moratorium on commercial banking activities declared by any of federal, Delaware or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 10, by the Representative by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 11.

8. (a) The Company, the Advisor and the Parent, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Investment Company Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company, the Advisor and the Parent will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in strict conformity with written information furnished to the Company, the Advisor or the Parent by or on behalf of any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 8(b) below.

(b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, the Advisor and the Parent, each of their directors, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company, the Advisor or the Parent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and the information regarding price stabilization, short positions and penalty bids in the thirteenth through fifteenth paragraphs under the caption “Underwriting.”

(c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party). Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 8(a), shall be selected by the Representative. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld, conditioned or delayed), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which may not be unreasonably withheld, conditioned or delayed).

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Advisor and the Parent on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Advisor and the Parent on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Advisor and the Parent on the one hand and the Underwriters on the other from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Advisor and the Parent on the one hand or the Underwriters on the other and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Advisor, the Parent and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the parties to this Agreement contained in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) Notwithstanding anything in this Agreement to the contrary, any indemnification and contribution by the Company shall be subject to the requirements and limitations of Section 17(i) of the Investment Company Act.

9. If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representative may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representative and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 11, without liability on the part of any non-defaulting Underwriter, the Company, the Advisor or the Parent, except as provided in Section 11. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Disclosure Package or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 9.

10. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 11, in the absolute discretion of the Representative, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) there has been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, (b) there has been any material adverse change in the condition, financial or otherwise, or in the business affairs or business prospects of the Advisor or the Parent, (c) trading generally on the New York Stock Exchange, LLC or NASDAQ Global Select Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (d) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (e) a general moratorium on commercial banking activities in New York or Delaware shall have been declared by federal, New York State or Delaware State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, or (f) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.

If this Agreement is terminated pursuant to this Section 10, such termination will be without liability of any party to any other party except as provided in Section 11 hereof.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Advisor, the Parent or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Advisor, the Parent or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Section 7, 9 or 10 or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6, the respective obligations of the Company, the Advisor, the Parent and the Underwriters pursuant to Section 8 and the provisions of Sections 11, 12 and 17 shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5 and Section 6 shall also remain in effect. If this Agreement shall be terminated by the Underwriters, or any of them, under Section 7 or otherwise because of any failure or refusal on the part of the Company, the Advisor or the Parent to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company, the Advisor or the Parent shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

12. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters, the officers and directors of the Company, the Advisor and the Parent referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

13. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative, c/o Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, NY, 10019. Notices to the Company, the Advisor and the Parent shall be given to it at 152 west 57th Street, 35th Floor, New York, New York, 10019 (fax no.: [•]); Attention: Joshua S. Siegel.

14. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PROVISION THAT WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAWS OF ANOTHER STATE.

16. The parties hereby submit to the exclusive jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

17. The Company, the Advisor and the Parent acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, the Advisor and the Parent, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Advisor, the Parent or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company, the Advisor or the Parent with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, the Advisor or the Parent on other matters) or any other obligation to the Company, the Advisor or the Parent except the obligations expressly set forth in this Agreement, and (iv) the Company, the Advisor and the Parent have consulted their own legal and financial advisors to the extent they deem appropriate. The Company, the Advisor and the Parent agree that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, the Advisor or the Parent in connection with such transaction or the process leading thereto.

18. The Company, the Advisor and the Parent acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company, the Advisor and the Parent hereby waive and release, to the fullest extent permitted by law, any claims that the Company, the Advisor and the Parent may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company, the Advisor or the Parent by such Underwriters’ investment banking divisions. The Company, the Advisor and the Parent acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

19. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Advisor, the Parent and the Underwriters, or any of them, with respect to the subject matter hereof.

20. THE COMPANY, THE ADVISOR, THE PARENT AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Advisor, the Parent and the Underwriters.

Very truly yours, STONECASTLE FINANCIAL CORP.

By:
Name: Title

STONE CASTLE PARTNERS, LLC

By:
Name: Title

STONECASTLE ASSET MANAGEMENT LLC

By:
Name: Title

Accepted as of the date hereof: KEEFE, BRUYETTE & WOODS, INC.

By:
Title:

For themselves and as Representative of the other Underwriters named in Schedule I hereto

SCHEDULE I

Underwriter	Number of Firm Shares to be Purchased
Keefe, Bruyette & Woods, Inc.
Robert W. Baird & Co. Incorporated
Oppenheimer & Co. Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
Halliday Financial
JMP Securities LLC
Pershing LLC
Sterne, Agee & Leach, Inc.
Wunderlich Securities, Inc.
Williams Trading, LLC

Total:

Sch. I-1

SCHEDULE II

Public offering price: $[•] per share

Number of Firm Shares: [•]

Net proceeds to the Company per Firm Share: $[•] per share

Number of Option Shares: [•]

Net proceeds to the Company per Option Share: $[•] per share